Exhibit 10.7
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED
BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
SECOND AMENDMENT TO SUPPLEMENT ONE TO THE PROFESSIONAL
DETAILING SERVICES AGREEMENT
THIS SECOND AMENDMENT TO SUPPLEMENT ONE TO THE PROFESSIONAL DETAILING SERVICES AGREEMENT (“Second Amendment”), is hereby made and entered into this 15th day of August, 2011, by and between SOMAXON PHARMACEUTICALS, INC., a Delaware corporation (“Client”) and PUBLICIS TOUCHPOINT SOLUTIONS, INC. (“Publicis”). Client and Publicis being hereinafter collectively referred to as the “Parties”.
R E C I T A L S
WHEREAS, the Parties entered into that certain Professional Detailing Services Agreement dated July 14, 2010 (the “Agreement”);
WHEREAS, the Parties entered into that certain Supplement One to the Agreement also dated July 14, 2010, amended and restated as of February 7, 2011, and amended as of March 22, 2011 (the “Supplement”);
WHEREAS, the Parties now desire to further amend Supplement One to the Agreement pursuant to the terms and conditions as set forth herein.
NOW, THEREFORE, in consideration of the above recitals, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby understand and agree as follows:
1. All terms used herein shall have the same meaning as ascribed to them in the Agreement. To the extent any term or provision of this Second Amendment conflicts with any term or provision of the Agreement or Supplement One, the terms and provisions of the Second Amendment shall prevail.
2. The Year One Terms and Program Costs of Supplement One shall extend and continue for a four-month period through December 31, 2011 excluding start up costs as presented in Schedule A attached with monthly fees at ***. During this extended period no portion of the management fee will be placed at risk.
3. In all other respects, the terms and conditions of the Agreement and Supplement One shall remain unchanged and in full force and effect.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment to be effective as specifically set forth herein.

SOMAXON PHARMACEUTICALS, INC.		PUBLICIS TOUCHPOINT SOLUTIONS

By:	/s/ Matthew Onaitis	By:	/s/ A.J. Pavucek, Jr.

Name:	Matthew Onaitis	Name:	A.J. Pavucek, Jr.

Title:	SVP and General Counsel	Title:	CFO

Schedule A
Publicis Touchpoint Solutions
FULL TIME SPECIALTY SALES REPRESENTATIVE PROGRAM
Somaxon
***

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.